Exhibit 10.3

EXECUTION VERSION

I. AMENDMENT NO. 2, dated as of July 25, 2013 (“Amendment No. 2”), to (i) the Credit Agreement, dated as of May 2, 2012 (as amended by Amendment No. 1 dated as of January 31, 2013, the “Credit Agreement”), among STOCKBRIDGE/SBE HOLDINGS, LLC (the “Borrower”), STOCKBRIDGE/SBE INVESTMENT COMPANY, LLC, a Delaware limited liability company (“Holdings”), those certain Restricted Subsidiaries of the Borrower from time to time party thereto (together with Holdings, collectively, the “Guarantors”), the Lenders party thereto, J.P. MORGAN SECURITIES LLC, as Lead Arranger, Syndication Agent and Sole Bookrunning Manager, KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as collateral agent for the Lenders (in such capacity, the “Collateral Agent”) and UNION GAMING ADVISORS, as Documentation Agent, (ii) the Escrow and Security Agreement, dated as of May 2, 2012 (as amended by Amendment No. 1 dated as of January 31, 2013, the “Escrow and Security Agreement”), among the Borrower, the Administrative Agent and KEYBANK NATIONAL ASSOCIATION, as Escrow Agent (the “Escrow Agent”), and (iii) the Master Disbursement Agreement, dated as of May 2, 2012 (as amended by (A) Amendment No. 1 dated as of January 31, 2013, (B) that certain Letter Agreement dated February 14, 2013 among the Borrower, the Administrative Agent, KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as disbursement agent (the “Disbursement Agent”), and Nevada Construction Services, (C) that certain Joinder Agreement to the Master Disbursement Agreement dated May 1, 2013 among SLS Lender, LLC (the “Qualified Additional Financing Lender”, the Disbursement Agent, the Administrative Agent and the Borrower, and (D) that certain Letter Agreement dated May 1, 2013 among the Qualified Additional Financing Lender, the Borrower, the Administrative Agent, and the Disbursement Agent, the “Disbursement Agreement”), among the Borrower, the Administrative Agent, the Collateral Agent and the Disbursement Agent, and II. AMENDMENT NO. 1, dated as of July 25, 2013 (the “Completion Guarantee Amendment”; together with Amendment No. 2, this “Amendment”), to (A) that certain Completion Guarantee, dated as of May 2, 2012 (the “Stockbridge Completion Guarantee”), among STOCKBRIDGE REAL ESTATE FUND III-A, LP, a Delaware limited partnership (“Fund III-A”) and STOCKBRIDGE REAL ESTATE FUND III-C, LP, a Delaware limited partnership (“Fund III-C”; together with Fund III-A, “Stockbridge”), the Administrative Agent and the Collateral Agent, and (B) that certain Completion Guarantee, dated as of May 2, 2012 (the “SBE Completion Guarantee”; together with the Stockbridge Completion Guarantee, the “Completion Guarantees”), among SBE ENTERTAINMENT GROUP, LLC, a Nevada limited liability company (“SBE”) (as converted effective December 24, 2012 from SBE Entertainment Group, LLC, a California limited liability company pursuant to Plan of Conversion), and the Administrative Agent and the Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties desire to amend the Credit Agreement, the Escrow and Security Agreement and the Disbursement Agreement on the terms set forth herein;

WHEREAS, Stockbridge and SBE desire to amend the Completion Guarantees on the terms set forth herein;

WHEREAS, Section 10.02(b) of the Credit Agreement provides that the Borrower and the Administrative Agent may amend the Credit Agreement with the consent of the Required Lenders;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 3.8 of the Escrow and Security Agreement provide that the Borrower, the Administrative Agent and the Escrow Agent may amend the Escrow and Security Agreement with the consent of the Required Lenders;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 12.8 of the Disbursement Agreement provide that the Borrower, the Administrative Agent and the Disbursement Agent may amend the Disbursement Agreement with the consent of the Required Lenders;

WHEREAS, Section 12.8 of the Disbursement Agreement provides that the Borrower, the Administrative Agent and the Disbursement Agent may amend Section 4.2 of the Disbursement Agreement only with the additional consent of the Qualified Additional Financing Lender;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 15 of each Completion Guarantee provides that the Stockbridge or SBE (as applicable) and the Administrative Agent and Collateral Agent may amend the relevant Completion Guarantee with the consent of the Required Lenders;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Credit Agreement Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended as follows:

(a) The third WHEREAS clause is amended by deleting therefrom the following phrase: “to, but excluding, the date that is six months from the Closing Date”.

(b) The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of July 25, 2013.

“Amendment No. 2 Effective Date” means the date on which each of the conditions set forth in Section 5 of Amendment No. 2 have been satisfied.

“Escrow Release Prepayment” shall have the meaning given to such term in Section 2.10(b)(ii).

“First Disbursement Conditions” shall mean the following:

(i) the Escrow Release Date shall have occurred or will occur substantially concurrently with the First Disbursement Date;

(ii) Borrower’s receipt on or before the First Disbursement Date of not less than $115.0 million in net proceeds in the aggregate from one or more Qualified Additional Financings;

(iii) Control Agreements with respect to (a) the Cash Accounts in the name of the Borrower at East West Bank identified by the Account Numbers 8010001678 and 8010002627 and (b) any other Cash Accounts of any Loan Party opened after the Closing Date and required to be subject to a Control Agreement pursuant to the terms of the Security Agreement, in each case, shall have been duly executed by the appropriate parties;

(iv) the Collateral Assignments shall have been received by the Administrative Agent;

(v) the Borrower has no Indebtedness other than the Loans, the Qualified Additional Financing and any other Indebtedness permitted by Section 6.01;

(vi) each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects (except where already qualified as to materiality) on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date (except that all representations and warranties made as of the Closing Date shall be made as of the First Disbursement Date);

(vii) no Event of Default shall have occurred and be continuing on such date or immediately after giving effect to the first disbursement of Tranche B Loan proceeds from the First Lien Loan Proceeds Account pursuant to the Disbursement Agreement;

(viii) to the extent any Qualified Additional Financing is secured by a Lien on the Collateral, such Lien shall be junior in priority to the Lien securing the Loans for the benefit of the Secured Parties and such Qualified Additional Financing shall be subject to an Intercreditor Agreement; and

(ix) the Administrative Agent shall have caused the Disbursement Agent to deposit the Required Interest Reserve (less any amounts already on deposit) into the Interest Reserve Account as described in Section 2.02(c).

“First Disbursement Date” shall mean the date of the first disbursement of any amounts on deposit in the First Lien Loan Proceeds Account disbursed pursuant to the Disbursement Agreement following the satisfaction of the First Disbursement Conditions (other than a disbursement made solely to make a prepayment permitted by Section 2.10(b)(ii)).

“Required Interest Reserve” means the amount necessary to pay accrued and unpaid interest on the then outstanding Tranche B Loans from the First Disbursement Date to, but excluding, the six month anniversary of the Scheduled Opening Date.”

“Scheduled Opening Date” shall have the meaning ascribed to such term in the Disbursement Agreement.

(c) The definition of “Escrow Release Conditions” in Section 1.01 of the Credit Agreement is amended by (i) replacing clause (i) with “the Collateral Agent shall have received the Funds Release Endorsement (as defined in the Disbursement Agreement)”, (ii) replacing clause (ix) with “[Reserved;]”, (iii) adding the following parenthetical at the end of clause (x): “(other than the conditions set forth in clauses (i), (ii), (iii), (xix) and (xx) of the Real Property Escrow Release Condition, which were satisfied pursuant to Section 6.21 of the Credit Agreement as a condition to commencing construction work on the Project as contemplated by Amendment No. 1)”.

(d) Clause (ix) of the definition of “Real Property Escrow Release Condition” in Section 1.01 of the Credit Agreement is amended and restated to read in full as follows: “[Reserved;]”.

(e) The definition of “Intercreditor Agreement” in Section 1.01 of the Credit Agreement is amended and restated to read in full as follows:

“Intercreditor Agreement” shall mean, with respect to any Qualified Additional Financing secured by a lien which is junior in priority to the Lien securing the Loans, an intercreditor agreement substantially in the form of Exhibit K among the Collateral Agent and the related Qualified Additional Financing Agent.

(f) The definition of “General Construction Agreement” in Section 1.01 of the Credit Agreement is amended by replacing the phrase “December 21, 2011” with the phrase “February 5, 2013”.

(g) Section 2.02(c) of the Credit Agreement is amended to read in full as follows:

“(c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 12:00 (noon), New York City time. The Administrative Agent shall promptly credit $285,000,000 to the Escrow Account. Concurrently with such initial funding under this Agreement on the Closing Date of the full amount of the Tranche B Commitment, (i) the Borrower will enter into the Escrow and Security Agreement with the Administrative Agent and the Escrow Agent, (ii) the Lenders will fund their respective Tranche B Commitments (less the Closing Fee) (the “Net Funded Amount”) into the Escrow Account, and (iii) the Borrower will deposit with the Escrow Agent into the Escrow Interest Reserve Account certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans to, but excluding, November 2, 2012 (or (i) if the Borrower has exercised its first Escrow Extension Option pursuant to Section 2.10(h) hereof, certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans from November 2, 2012 to, but excluding, February 4, 2013, (ii) if the Borrower has exercised its second Escrow Extension Option pursuant to Section 2.10(h) hereof, certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans from February 4, 2013 to, but excluding, May 3, 2013, and (iii) if the Borrower has exercised its third Escrow Extension Option pursuant to Section 2.10(h) hereof, certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans from May 3, 2013 to, but excluding, August 2, 2013). Upon the meeting of the Escrow Release Conditions, as provided in Section 5.17, (w) any remaining interest reserve funds in the Escrow Interest Reserve Account shall be transferred to the Interest Reserve Account, (x) 103% of $50,000,000 of the Escrow Property (as defined in the Escrow and Security Agreement) will be paid to the Administrative Agent ($50,000,000 of which to be applied to the prepayment of the Tranche B Loans as provided in Section 2.10(b)(ii) of the Credit Agreement), (y) the remaining funds in the Escrow Account will be released to the First Lien Loan Proceeds Account and (z) any Liens created in connection with the Escrow and Security Agreement shall be released, in each case, in accordance with the terms of this Agreement and the Escrow and Security Agreement. On the Escrow Release Date and on the second day of each month thereafter until the First Disbursement Date, the Borrower shall deposit in the Interest Reserve Account certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans from August 2, 2013 to but excluding September 2, 2013, and with respect to subsequent months, certain additional amounts necessary to pay accrued and unpaid interest on the Tranche B Loans from such second day through the second day of each successive month.”

(h) Section 2.10(b)(ii) of the Credit Agreement is amended to read in full as follows:

“(ii) Notwithstanding the above Section 2.10(b)(i), (A) on the Escrow Release Date (assuming the same occurs on or before August 2, 2013), the Borrower shall prepay, using a portion of the Escrow Property, $50,000,000 of the Tranche B Loans payable at par plus a premium equal to 3% of the principal amount of such Tranche B Loans so prepaid (the “Escrow Release Prepayment”), and (B) thereafter, on or before February 2, 2014, subject to the requirements of Section 6.01(d), the Borrower may prepay, using funds then on deposit in the First Lien Loan Proceeds Account or other available funds including Qualified Additional Financing, an additional amount of up to $100,000,000 in aggregate principal amount of the Tranche B Loans payable at par plus a premium equal to 15% of the principal amount of the Tranche B Loans so prepaid. For the avoidance of doubt, (x) prepayments permitted by this Section 2.10(b)(ii) may be made prior to the First Disbursement Date, and (y) any prepayments from the proceeds of any Qualified Additional Financing made after February 2, 2014 shall be subject to the provisions of Section 2.10(b)(i).”

(i) Section 3.05(d) of the Credit Agreement is amended to replace the phrase “Escrow Release Date” with the phrase “First Disbursement Date”.

(j) Clause (d) of Section 3.12 of the Credit Agreement is amended to read in full as follows:

“(d) to fund prepayments of Tranche B Loans permitted by Section 2.10(b)(ii) and, as of the First Disbursement Date, to fund the Required Interest Reserve (less any amounts deposited into the Interest Reserve Account from the Escrow Interest Reserve Account),”

(k) Each sentence appearing in Section 3.19(b) of the Agreement is amended by adding the phrase “through the termination of the Escrow and Security Agreement in accordance with its terms” to the end of such sentence.

(l) The Credit Agreement is hereby amended by adding thereto the following Section 4.02:

“SECTION 4.02 Conditions to First Disbursement of Tranche B Loan Proceeds. The obligation of the Administrative Agent to direct the Disbursement Agent to disburse the initial disbursement of Tranche B Loan proceeds on deposit in the First Lien Loan Proceeds Account (other than a disbursement made solely to make a prepayment permitted by Section 2.10(b)(ii)) shall be subject to the prior or concurrent satisfaction of each of the First Disbursement Conditions and each of the conditions set forth in the Disbursement Agreement. On receipt of a prepayment notice from the Borrower as to any prepayment permitted by Section 2.10(b)(ii) on or prior to February 2, 2014, the Administrative Agent shall direct the Disbursement Agent to disburse Tranche B Loan proceeds on deposit in the First Lien Loan Proceeds Account to the Administrative Agent to disburse to the Tranche B Lenders (without having to satisfy the First Disbursement Conditions or the conditions set forth in the Disbursement Agreement).”

(m) Section 5.16 of the Credit Agreement is amended to replace the phrase “Escrow Release Date” with the phrase “First Disbursement Date” in each place that it appears.

(n) Section 5.17 of the Credit Agreement is amended to read in full as follows:

“SECTION 5.17 Escrow Release and First Disbursement; Delivery of Qualified Additional Financing Documents; Information Regarding Qualified Additional Financing. (a) Upon receipt of an Officer’s Certificate in the form attached to the Escrow and Security Agreement, (i) any funds remaining in the Escrow Interest Reserve Account will be deposited into the Interest Reserve Account, (ii) 103% of $50,000,000 of the Escrow Property will be paid to the Administrative Agent ($50,000,000 of which to be applied to the prepayment of the Tranche B Loans as provided in Section 2.10(b)(ii) of the Credit Agreement), and (iii) the balance of the Escrow Property shall be deposited into the First Lien Loan Proceeds Account. The Borrower confirms that its intention is to cause the Escrow Release Conditions to be satisfied as soon as practicable following, or substantially contemporaneously with, the Amendment No. 2 Effective Date but no later than August 2, 2013.

(b) On the First Disbursement Date, the Administrative Agent shall direct the Disbursement Agent to deposit in the Interest Reserve Account the Required Interest Reserve from the First Lien Loan Proceeds Account. From time to time thereafter, amounts contained in the First Lien Loan Proceeds Account and the Interest Reserve Account shall be remitted by the Disbursement Agent upon satisfaction of the applicable conditions set forth in Section 4.02 (for the first disbursement) and the Disbursement Agreement.

(c) Upon the closing of any Qualified Additional Financing, the Borrower shall deliver to the Administrative Agent true and correct copies of the principal Qualified Additional Financing Documents.

(d) Borrower hereby represents and warrants that, to the best of its knowledge, as of July 10, 2013, (i) two hundred ninety-six (296) I-526 Immigrant Petitions of Alien Entrepreneur (each, an “I-526 Petition”) of certain investors, each of whom would contribute capital to one or more newly-formed lending entities that in turn would make loans to the Borrower, have been filed with United States Citizenship and Immigration Services (“USCIS”), as contemplated by the EB-5 Immigrant Investor Pilot Program of the USCIS), and (ii) one hundred thirty two (132) of such I-526 Petitions have been approved by the USCIS. The capital contributions of such investors have been funded to an escrow account with SunTrust Bank, a Georgia banking corporation, a third-party escrow agent, to be released from time to time to such newly-formed lending entities for the purpose of funding loans to the Borrower. Borrower shall, on request, provide Administrative Agent with a report listing, to the Borrower’s knowledge, (1) the aggregate number of I-526 Petitions filed in connection with the Project; (2) the aggregate number of approved I-526 Petitions in connection with the Project; and (3) any change in the identity of the third-party escrow agent.”

(o) Section 6.01(d) of the Credit Agreement is amended to read in full as follows:

“(d) Indebtedness of Borrower incurred pursuant to one or more Qualified Additional Financings (and any Permitted Refinancings thereof) in an amount not to exceed $400,000,000 (less the aggregate principal amount of Qualified Additional Financing received by the Borrower which does not constitute Indebtedness, if any), provided that (i) such Indebtedness in a principal amount of up to and including $125,000,000 shall require no reduction of the Tranche B Loans; (ii) such Indebtedness in an aggregate principal amount above $125,000,000 and up to and including $175,000,000 shall be permitted only to the extent that the outstanding principal amount of the Tranche B Loans has been prepaid by $50,000,000 pursuant to and as permitted by Section 2.10(b)(ii); (iii) such Indebtedness in an aggregate principal amount above $175,000,000 and up to and including $200,000,000 shall require no reduction of the Tranche B Loans; (iv) such Indebtedness in an aggregate principal amount above $200,000,000 and up to and including $300,000,000 shall be permitted only to the extent (on a dollar-for-dollar basis) that the outstanding principal amount of the Tranche B Loans has been prepaid pursuant to and as permitted by Section 2.10(b)(ii) if on or prior to February 2, 2014, or in accordance with Section 2.10(b)(i) after February 2,

2014; and (v) such Indebtedness in an aggregate principal amount above $300,000,000 and up to including $400,000,000 shall require no prepayment or reduction of the Tranche B Loans;”

Section 2. Escrow and Security Agreement Amendment. The Escrow and Security Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended as follows:

(a) Clause (c) of Section 1.4 of the Escrow and Security Agreement is amended to read in full as follows:

“(c) On or prior to the Escrow Termination Date, the Borrower may deliver a certificate (the “Officer’s Certificate”), substantially in the form attached as Exhibit A hereto and signed by an Authorized Person (as defined in Section 3.1 hereof) of the Borrower, to the Administrative Agent and the Escrow Agent, confirming that the Escrow Release Conditions (as defined in the Credit Agreement) have been fully satisfied. On such date (the “Escrow Release Date”), the Escrow Agent shall release by wire transfer of immediately available funds all remaining Escrow Property from the Accounts as follows:

(i) any Escrow Property remaining in the Escrow Interest Reserve Account on the Escrow Release Date will be deposited in the Interest Reserve Account (as defined in the Disbursement Agreement);

(ii) 103% of $50,000,000 of the Escrow Property in the Escrow Account will be paid to the Administrative Agent ($50,000,000 of which to be applied to the prepayment of the outstanding principal of the Tranche B Loans pursuant to Section 2.10(b)(ii) of the Credit Agreement); and

(iii) all remaining Escrow Property in the Escrow Account on the Escrow Release Date will be deposited into the First Lien Loan Proceeds Account (as defined in the Disbursement Agreement).”

(b) Exhibit A to the Escrow and Security Agreement is hereby amended to delete clauses (i) and (ix) therefrom.

Section 3. Disbursement Agreement Amendment. The Disbursement Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended as follows:

(a) The following definitions are added to Section 1.1 of the Disbursement Agreement in appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of July 25, 2013.

“Amendment No. 2 Effective Date” means the date on which each of the conditions set forth in Section 5 of Amendment No. 2 have been satisfied.

“Disbursement Agreement Side Letters” means (i) the letter dated February 14, 2013 from Borrower to the Disbursement Agent, the First Lien Administrative Agent, the First Lien Collateral Agent and Nevada Construction Services relating to equity financing and construction monitoring prior to the First Disbursement Date, and (ii) the letter dated May 1, 2013 from Borrower to the Disbursement Agent and SLS Lender, LLC, as Qualified Additional Financing lender relating to construction monitoring prior to the First Disbursement Date.

“Excess Interest Reserve Amount” has the meaning given in Section 4.3.

“Funds Release Endorsement” means the endorsement issued by the Title Company to the Loan Policy of Title Insurance (Policy Number: 5011300-556620) issued by the Title Company and dated February 14, 2013, in form and substance similar to the endorsement attached as Exhibit L (Form of Funds Release Endorsement) with such changes as are reasonably acceptable to the Disbursement Agent.”

(b) The following definitions appearing in Section 1.1 of the Disbursement Agreement are amended and restated as follows:

“Qualified Additional Financing Proceeds Account Control Agreement” means, with respect to any Qualified Additional Financing, the Account Control Agreement dated as of the closing date for such Qualified Additional Financing, among the Borrower, the relevant Qualified Additional Financing Agent, the Disbursement Agent and the depositary bank thereunder. References herein to “Qualified Additional Financing Proceeds Account Control Agreement” shall be deemed to mean “Qualified Additional Financing Proceeds Account Control Agreements” or “the relevant Qualified Additional Financing Proceeds Account Control Agreement” (as the context requires).

“Scheduled Opening Date” means August 31, 2014, as the same may from time to time be modified pursuant to Section 6.11.”

(c) The definition of “General Construction Agreement” appearing in Section 1.1 of the Disbursement Agreement is deleted in its entirety.

(d) The definition of “Required Contingency”, the first sentence of Section 2.2.4, the second sentence of Section 2.2.5, the first sentence of Section 3.3.2, the first sentence of Section 3.4.1, the proviso appearing in the last sentence of Section 4.1.1(b), Section 4.1.2(d), and Section 4.4 are amended by replacing the phrase “Escrow Release Date” with the phrase “First Disbursement Date”.

(e) Recital C. of the Disbursement Agreement is amended to read in full as follows:

“C. Initial Deposit. On the Closing Date, the Borrower will make a Borrowing under the First Lien Credit Agreement in the amount of $300,000,000, the net proceeds of which will be deposited into a segregated escrow account (the “Escrow Account”). In addition, the Borrower will deposit $19,933,333.33 into the Escrow Interest Reserve Account. Upon satisfaction of the Escrow Release Condition, (i) any amounts remaining in the Escrow Interest Reserve Account on the Escrow Release Date will be deposited in the Interest Reserve Account, (ii) 103% of $50,000,000 of the Escrow Property in the Escrow Account will be remitted to the Administrative Agent ($50,000,000 of which to be applied to the prepayment of the outstanding principal of the Tranche B Loans pursuant to Section 2.10(b)(ii) of the Credit Agreement), (iii) and any remaining amounts deposited in the Escrow Account will be released from the Escrow Account and deposited in the First Lien Loan Proceeds Account to be used to fund a portion of Project Costs. On the First Disbursement Date, an amount equal to the Required Interest Reserve (less any amounts deposited into the Interest Reserve Account from the Escrow Interest Reserve Account) will be deposited into the Interest Reserve Account from the First Lien Loan Proceeds Account. On or before the First Disbursement Date, the Borrower will have received not less than $115,000,000 in proceeds from one or more Qualified Additional Financings, of which (i) $3,000,000 will be deposited into the Construction Disbursement Account, (ii) $2,500,000 will be deposited into the Cash Management Account and (iii) all remaining proceeds will be deposited into the Qualified Additional Financing Proceeds Account to be used to fund a portion of Project Costs (other than interest in respect of the First Lien Credit Agreement). Assets maintained in the First Lien Loan Proceeds Account, the relevant Qualified Additional Financing Proceeds Account, the Interest Reserve Account, the Construction Disbursement Account, the Company Funds Account and the Cash Management Account are owned beneficially by the Borrower, subject to the terms and conditions of this Agreement and the Account Control Agreements.”

(f) Section 2.1 of the Disbursement Agreement is amended to delete the phrase “on the Escrow Release Date and”.

(g) Section 2.2.1 of the Disbursement Agreement is amended by deleting the phrase “after the Escrow Release Date”.

(h) The last sentence of Section 2.2.2(a) shall be amended and restated to read in full as follows: “On the Escrow Release Date, the Administrative Agent shall cause the Escrow Agent to (i) deposit any amounts remaining in the Escrow Interest Reserve Account on the Escrow Release Date in the Interest Reserve Account, (ii) remit to the Administrative Agent 103% of $50,000,000 of the Escrow Property in the Escrow Account ($50,000,000 of which to be applied to the prepayment of the outstanding principal of the Tranche B Loans pursuant to Section 2.10(b)(ii) of the Credit Agreement), and (iii) deposit any remaining amounts in the Escrow Account in the First Lien Loan Proceeds Account.”

(i) Section 2.2.2(b) of the Disbursement Agreement is amended by (i) deleting the phrase “on or prior to the Escrow Release Date or, if applicable,”, and (ii) replacing the phrase “On the Escrow Release Date, the Borrower shall deposit” with “On or before the First Disbursement Date, the Borrower shall have received and caused to be deposited”.

(j) The last sentence of Section 2.2.3 of the Disbursement Agreement is amended and restated to read as follows: “On the First Disbursement Date, the Borrower shall request that the Disbursement Agent deposit from funds on deposit in the First Lien Loan Proceeds Account the Required Interest Reserve (less any amounts deposited into the Interest Reserve Account from the Escrow Interest Reserve Account) into the Interest Reserve Account.”

(k) Section 4.2(b) of the Disbursement Agreement is amended by replacing the phrase “on the Escrow Release Date” with “as of the closing of such Qualified Additional Financing”.

(l) Section 4.3 of the Disbursement Agreement is amended and restated to read in full as follows:

“On or before each Interest Payment Date occurring after the First Disbursement Date to, but not including, the sixth month anniversary of the Scheduled Opening Date, the Administrative Agent shall inform the Disbursement Agent of the amount of interest required to be paid on such Interest Payment Date with respect to the Loans made pursuant to the First Lien Credit Agreement and whether the amount on deposit in the Interest Reserve Account is in an amount that is greater than the Required Interest Reserve (such excess amount, the “Excess Interest Reserve Amount”). On or before each such Interest Payment Date, the Disbursement Agent shall make or cause to be made (x) payment to the Administrative Agent on such Interest Payment Date from amounts on deposit in or credited to the Interest Reserve Account of the amount so required to be paid on such Interest Payment Date, and (y) payments to the Borrower of any Excess Interest Reserve Amount, and, in each case, such payments may be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact to make such payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable. The Borrower acknowledges that nothing in this Section 4.3 shall in any way exonerate or diminish its obligation to make all payments under the Loan Documents as and when due.”

(m) Sections 5 and 6 (other than Section 6.17) of the Disbursement Agreement are amended by replacing the phrase “Escrow Release Date” with “First Disbursement Date” in each place that it appears.

(n) Section 6.9 of the Disbursement Agreement is amended to add the following sentence at the end of such section: “Notwithstanding the foregoing, the Borrower is permitted to release the Retainage associated with the initial work in connection with the issuance of the Funds Release Endorsement.”

(o) Section 6.17 of the Disbursement Agreement is amended to delete the phrase “on the Escrow Release Date”.

(p) Section 10 of the Disbursement Agreement is amended and restated to read as follows:

“This Agreement shall terminate as to the First Lien Credit Agreement upon the “payment in full” of all Obligations in accordance with the terms of and as defined under the First Lien Credit Agreement. This Agreement shall terminate as to any Permitted Refinancing or Qualified Additional Financing upon the “payment in full” of all obligations under the financing documents relating to such Permitted Refinancing or Qualified Additional Financing. This Agreement shall also terminate upon the substantial completion of the transfer and release of funds contemplated by Section 4.6; provided, however, that the obligations of the Borrower under Section 9 of this Agreement shall survive termination of this Agreement. Upon the termination of this Agreement pursuant to this Section 10, the Disbursement Agent shall no longer be permitted to withdraw amounts on deposit in any Disbursement Agent Account.”

(q) The Disbursement Agreement is hereby amended by replacing Exhibit J attached thereto with Exhibit A attached hereto.

(r) The Disbursement Agreement is hereby amended by adding to the Disbursement Agreement the exhibit attached hereto as Exhibit B as Exhibit L (Form of Funds Release Endorsement).

(s) The Disbursement Agreement is hereby amended by adding to the Disbursement Agreement the exhibit attached hereto as Exhibit C as Exhibit A-1A (Form of Disbursement Request: Pre-First Disbursement Date).

(t) The Disbursement Agreement is hereby amended by adding the following Section 4.7:

Section 4.7 Procedures for Pre-First Disbursement Date Disbursements.

4.7.1 Disbursement Agreement Side Letters. The parties hereto acknowledge that construction commenced in February 2013 and this Agreement has been modified by the Disbursement Agreement Side Letters with respect to disbursements of equity and Qualified Additional Financing prior to the Escrow Release Conditions being satisfied.

4.7.2 Pre-First Disbursement Conditions. From and after the Amendment No. 2 Effective Date, references in the Disbursement Agreement Side Letters to the Escrow Release Date shall be deemed to refer instead to the First Disbursement Date. In connection with disbursements made by the Disbursement Agent prior to the First Disbursement Date, (x) the Disbursement Agent shall cause (A) the Construction Consultant to inspect the Property in connection with each Disbursement Request, and (B) Nevada Title to search the record in connection with each Disbursement Request as contemplated by Section 4.1.2(e) of this Agreement in order to deliver the commitment for endorsement referred to therein, (y) the following conditions to disbursement of equity or Qualified Additional Financing proceeds shall be the only conditions that are required to be satisfied with respect to such disbursements to the extent occurring prior to the First Disbursement Date: Sections 4.1.2(a)(i) - (ii), 4.1.2(d) - (h), and 4.1.2(k)(i) and (ii), and (z) the form of Disbursement Request to be submitted prior to the First Disbursement Date shall be in the form attached hereto as Exhibit A-1A (Form of Disbursement Request: Pre-First Disbursement Date).

(u) Section 5.1 of the Disbursement Agreement is hereby amended by deleting the parenthetical at the end thereof.

Section 4. Completion Guarantees Amendment. Section 2 of each Completion Guarantee is hereby amended to replace the phrase “Escrow Release Date” with the phrase “First Disbursement Date”.

Section 5. Effectiveness. The amendments to the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement and the Completion Guarantees set forth in Sections 1, 2, 3 and 4 hereof shall become effective as of the first date when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received counterparts to this Amendment, duly executed and delivered by the Borrower, Holdings, each Guarantor, Stockbridge, SBE, the Qualified Additional Financing Lender and the Required Lenders.

(b) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Secretary or Assistant Secretary of the manager of Borrower on the Amendment No. 2 Effective Date, certifying that (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Credit Agreement are true and correct in all material respects as of such date (or, in the case of any representation or warranty expressly made as of an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date) before and after giving effect to this Amendment.

(c) Opinion. The Administrative Agent shall have received a legal opinion of Davis Polk & Wardwell LLP in form and substance that is reasonably satisfactory to the Administrative Agent.

(d) Expenses. The Administrative Agent and J.P. Morgan Securities LLC shall have been paid, to the extent invoiced, expenses required to be paid by the Borrower in connection with this Amendment.

Section 6. Expenses. The Borrower agrees to reimburse the Administrative Agent and J.P. Morgan Securities LLC for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for J.P. Morgan Securities LLC. and Polsinelli PC, counsel for the Administrative Agent.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The jurisdiction, service of process and waiver of right to trial by jury provisions set forth in Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Collateral Agent, the Administrative Agent, the Escrow Agent or the Disbursement Agent under the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement and the Completion Guarantees or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement or the Completion Guarantees or any other provision of any such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement or the Completion Guarantees or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents and Stockbridge and SBE each reaffirm their respective obligations under the Completion Guarantees. From and after the effective date of this Amendment, all references to the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement and/or the Completion Guarantees in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement and/or the Completion Guarantees as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKBRIDGE/SBE HOLDINGS, LLC, as Borrower

BY: STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its manager

By:	/s/ Darren Drake
	Name:	Darren Drake
	Title:	Authorized Person

STOCKBRIDGE/SBE INVESTMENT COMPANY, LLC, as Holdings

BY: STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its class A member

By:	/s/ Darren Drake
	Name:	Darren Drake
	Title:	Authorized Person

[Signature Page to Amendment]

Agreed as to Section 4 of the foregoing Amendment:

STOCKBRIDGE REAL ESTATE FUND III-A, LP

BY: STOCKBRIDGE REAL ESTATE PARTNERS III, LLC, its general partner

By:	/s/ Darren Drake
	Name:	Darren Drake
	Title:	Managing Director

STOCKBRIDGE REAL ESTATE FUND III-C, LP

BY: STOCKBRIDGE REAL ESTATE PARTNERS III, LLC, its general partner

By:	/s/ Darren Drake
	Name:	Darren Drake
	Title:	Managing Director

SBE ENTERTAINMENT GROUP, LLC

By:

Name:
Title:

[Signature Page to Amendment]

Agreed as to Sections 1 and 4 of the foregoing Amendment:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as Administrative Agent

By:	/s/ DIANE HAISLIP
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

Agreed as to Section 2 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as Escrow Agent

By:	/s/ DIANE HAISLIP
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

Agreed as to Section 3 of the foregoing Amendment:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as Disbursement Agent

By:	/s/ DIANE HAISLIP
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]

Agreed as to Section 3(k) of the foregoing Amendment:

SLS LENDER, LLC, as Qualified Additional Financing Lender

BY: SLS LENDER MANAGER, LLC, its manager

By:	/s/ George W. Ekins
	Name:	George W. Ekins
	Title:	Its Manager

[Signature Page to Amendment]

Exhibits and Schedules Omitted